                                               SECURITIES AND EXCHANGE COMMISSION

                                                                 Washington, D.C. 20549

                                                                           FORM 8-K

                                                                  CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): January 31, 2008

                                                                           Cagle's, Inc.

                                                                (Exact name of registrant as specified in its charter)

                      Georgia                                            1-7138                                        58-0625713

                    (State or other jurisdiction                                   (Commission                                              (I.R.S. Employer

                          of incorporation)                                              File Number)                                             Identification No.)

                                           2000 Hills Avenue, N.W., Atlanta, Ga.            30318

                                                          (Address of principal executive offices)                      (Zip Code)

                                                                        (404) 355-2820

                                                               (Registrants telephone number, including area code)

                                                                         Not applicable

                                                        (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   )  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

EXHIBIT INDEX

Ex-99.1 Press Release dated January 31, 2008

SIGNATURES

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Table of Contents

The following exhibits are filed with this Report:

Exhibit No.

   Description

99.1           Press release of Cagle's, Inc. dated January 31, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle's, Inc.

(Registrant)

Date: January 31, 2008

By:   /s/  Mark M. Ham IV

 Mark M. Ham IV

 Chief Financial Officer